UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Paysign, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) to the Definitive Proxy Statement on Schedule 14A filed by Paysign, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) on June 23, 2021 (the “Original Filing”) solely amends the first paragraph of the NOTICE OF ANNUAL MEETING OF STOCKHOLDERS of the Original Filing to correct the day listed before the date of the annual meeting of stockholders.

AMENDMENT TO PROXY STATEMENT

The second sentence in the first paragraph of the NOTICE OF ANNUAL MEETING OF STOCKHOLDERS is amended and restated in its entirety to read as follows:

“The meeting will be held on Thursday, August 5, 2021 at 4:00 p.m. (Pacific Daylight Time) at M Resort Spa Casino, located at 12300 Las Vegas Blvd. S, Henderson, Nevada 89044, for the following purposes:”

2